UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

Nielsen Holdings N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042	98-0662038 98-0366864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Nielsen Holdings N.V. (the “Company” or “Nielsen”) is filing this Form 8-K to update financial information and certain related disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to reflect the presentation of one of the Company’s legacy online businesses as a discontinued operation. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the first quarter ended March 31, 2013 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 25, 2013 (the “First Quarter 2013 Form 10-Q”).

As disclosed in our First Quarter 2013 Form 10-Q, Nielsen completed the exit and shut down of one of its legacy online businesses. This divestiture was reported as a discontinued operation, which requires retrospective restatement of prior periods to classify operating results of this business as discontinued operations.

Exhibits filed with this Form 8-K and incorporated into this Item 8.01 by reference revise those areas contained in the 2012 Form 10-K to reflect the presentation of the historical operating results of one of Nielsen’s legacy online businesses as a discontinued operation and supersede those portions of the 2012 Form 10-K.

Information in the 2012 Form 10-K has not been updated for other events or developments that occurred subsequent to the filing of the 2012 Form 10-K with the SEC. For additional information related to developments since the filing of the 2012 Form 10-K, refer to the Company’s First Quarter 2013 Form 10-Q and the Company’s Forms 8-K filed since the filing of the 2012 Form 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2012 Form 10-K and subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Revised Selected Financial and Other Data

Exhibit 99.2	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Financial Statements and Supplementary Data

Exhibit 101	The following financial information from this Form 8-K formatted in XBRL, includes: (i) Consolidated Statements of Operations for the three years ended December 31, 2012, 2011 and 2010, (ii) Consolidated Statements of Comprehensive Income for the three years ended December 31, 2012, 2011 and 2010; (iii) Consolidated Balance Sheets at December 31, 2012 and 2011, (iv) Consolidated Statements of Cash Flows for the three years ended December 31, 2012, 2011 and 2010, (v) Consolidated Statements of Changes in Equity for the three years ended December 31, 2012, 2011 and 2010, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 13, 2013

NIELSEN HOLDINGS N.V. (Registrant)

By:	/s/ Brian J. West
Name:	Brian J. West
Title:	Chief Financial Officer (Principal Financial Officer)